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                                                                    EXHIBIT 10.9


                      ASSUMPTION AND AMENDMENT AGREEMENT

         This Assumption and Amendment Agreement is dated as of the 1st day of August, 1997, and is by and among Polk County Industrial Development Authority (the "Issuer"), POF Realty, a Florida general partnership (the "Original Borrower"), Precisionaire, Inc., a Florida Corporation
("Precisionaire"), a North Carolina corporation ("Flanders"), SunTrust Bank, Central Florida, National Association (the "Trustee"), and SunTrust Bank, Tampa Bay (the "Bank").

                                 BACKGROUND:

         The Issuer previously issued its $2,040,000 Polk County Industrial Development Authority Industrial Development Revenue Bonds (POF Realty Project), Series 1988, dated January 13, 1988 (the "Bonds"), pursuant to Resolution No. 87-08 adopted by the Issuer on November 12, 1987 and Resolution No. 87-10, adopted by the Issuer on November 10, 1987 (collectively, the "Resolution") and an Indenture of Trust (the "Indenture"), dated as of January 13, 1988, between the Issuer and the Trustee, formerly known as Sun Bank, National Association, as trustee (the "Trustee"), to generate funds to make a loan to POF Realty, a Florida general partnership, and its successors and assigns (the "Original Borrower"), pursuant to a Loan Agreement (the "Loan Agreement") dated as of January 13, 1988, and a Promissory Note (the "Note") dated January 13, 1988, both between the Original Borrower and the Issuer.

         The Bonds are payable from amounts paid by the Original Borrower under the Loan Agreement and the Note is secured by a Mortgage and Security Agreement (the "Mortgage"), dated as of January 13, 1988, from the Original Borrower to the Issuer.

         The manufacturing facility and related properties financed with the proceeds of the Bonds (the "Project") was leased by the Original Borrower to Precisionaire.

         Flanders now owns Precisionaire and Precisionaire wishes to purchase the Project from the Original Borrower and assume all obligations of the Original Borrower under the Loan Agreement, the Note and all other documents relating to the Bonds, such documents being hereinafter referred to as the "Borrower Documents." The outstanding aggregate principal amount of the Bonds as of the date hereof is $1,020,143.38. The Bank is the registered owner of all of the Bonds outstanding as of the date hereof.

         Flanders has agreed to guarantee Precisionaire's obligations and the Bank, the Issuer and the Trustee have agreed to the release of the Original Borrower and Emily C. Beck, William L. Beck, Lisette Beck, Robert V. Beck, Eva
M. Beck, Gustavo Hernandez, Ana Hernandez and O. Stephen Lackley (collectively, the "Individual Guarantors").
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         Precisionaire and Flanders have requested that the Issuer approve the assumption and the amendment of the Borrower Documents, and the Issuer, pursuant to Resolution No. 97-04, adopted on July 14, 1997, has given such approval.

         The Trustee, the Issuer, the Original Borrower, Flanders and the Bank, by execution of this Assumption and Amendment Agreement, hereby approve and consent to such assumption and amendments as set forth below.

                                  AGREEMENT:

         In consideration of the premises hereof, the mutual covenants of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Precisionaire hereby agrees to assume, pay and undertake all obligations of the Original Borrower under the Borrower Documents and all other obligations of the Original Borrower with respect to the Bonds, including, without limitation, the obligation to pay the Loan Installments (as that term is defined in the Loan Agreement) and to pay when due, the principal of and interest on the Bonds.

         2. Precisionaire as the Borrower (as that term is defined in the Loan Agreement) hereby affirms, on its behalf, the representations set forth in subsections (e), (j) and (r) of Section 2.3 of the Loan Agreement. Further, Precisionaire hereby covenants to continue the use of the Project as a "project" within the meaning of Section 159.27(5), Florida Statutes, for the Agreement Term (as defined in the Loan Agreement).

         3. The Borrower Documents are hereby amended to provide that notices to the Original Borrower thereunder shall be given to Precisionaire at the following address:

                       Precisionaire, Inc.

                       2399 26th Avenue North
                       ----------------------
                       St. Petersburg, Florida 33713
                       -----------------------------
                       Attention: Gustavo Hernandez
                       ----------------------------
With a copy to:        Flanders Corporation
                       --------------------------------
                       --------------------------------
                       --------------------------------
                       Attention:
                                 ----------------------



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         4.  The Borrower Documents are hereby amended to reflect Flanders as
Guarantor and the release of the Individual Guarantors and the Original Borrower thereunder.

         5. The Borrower Documents are hereby amended to reflect the foregoing assumptions, amendments and releases and shall be deemed to conform to the provisions of this Assumption and Amendment Agreement. Nothing contained herein invalidates or shall invalidate any security now held by the Trustee or the Bank nor impair or release any covenant, condition, agreement or stipulation in the Borrower Documents, except as expressly modified herein, and such documents shall continue in full force and effect.

         6. No other term, provision or condition of any of the documents executed in connection with the issuance and delivery of the Bonds, including, but not limited to, the Bonds and the Borrower Documents, shall be deemed to be modified or amended except to the extent expressly set forth herein, and this Assumption and Amendment Agreement shall not be considered a novation.

         7. The parties hereto agree to execute and record any instruments which may be advisable to evidence the purchase by Precisionaire of the Project, the assumption by Precisionaire of the obligations of the Original Borrower under the Borrower Documents, the guarantee of the obligations of Precisionaire by Flanders, and the release of the Original Borrower and the Individual Guarantors.

         8. The costs and expenses incurred by the Issuer, the Trustee, and the Bank in connection with the execution, delivery and performance of this Assumption and Amendment Agreement, including, without limitation, reasonable attorneys' fees and expenses, shall be paid by Precisionaire.

         9. The parties hereby expressly consent to the sale of the Project pursuant to Section 6.17 of the Loan Agreement. The parties hereto further consent to the encumbrance of the Project and a lien thereon being granted by Precisionaire to the Bank by way of a Mortgage and Security Agreement from Precisionaire to the Bank, junior and subordinate in all respects to the Mortgage.

         10. This Assumption and Amendment Agreement and all agreements related hereto shall not be interpreted to diminish or extinguish the original rights of the Bank and other original parties to the referenced Borrower Documents or be interpreted to release Precisionaire from any liabilities arising under the Borrower Documents. The parties hereto also agree that the Assumption and Amendment Agreement and all agreements related thereto are not intended to, and do not, in any way constitute a novation or accord and satisfaction of any provision of the Borrower Documents.




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         11. In the event any provision of this Assumption and Amendment
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         12. This Assumption and Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Florida.










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         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first written above.

                                        POLK COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY
(SEAL)

ATTEST:                                 By:
                                           -------------------------------
                                             Chairman

--------------------------------
Secretary or Assistant Secretary


                                        ORIGINAL BORROWER

                                        POF REALTY, a Florida general
                                        partnership


                                        By: /s/ Gustavo Hernandez
                                           -------------------------------------
                                        Name: GUSTAVO HERNANDEZ
                                             -----------------------------------
                                        Title:  General Partner



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:  General Partner



                                        PRECISIONAIRE
(SEAL)

ATTEST:                                 By: /s/ Steve K. Clark
                                           -------------------------------------
                                        Name: Steve K. Clark
 /s/ Sylvia Sanchez                          -----------------------------------
--------------------------------        Title: Chief Financial Officer
Name: Sylvia Sanchez                          ----------------------------------
     ---------------------------
Title:   Secretary



                                        SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION, as
                                        Trustee
(SEAL)

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                                 Authorized Officer




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                                        FLANDERS CORPORATION
(SEAL)

ATTEST:
                                        By /s/ Steven K. Clark
                                           -------------------------------------
                                        Name: Steven K. Clark
                                             -----------------------------------
 /s/ Sylvia Sanchez                     Title: Chief Financial Officer
--------------------------------              ----------------------------------
Name: Sylvia Sanchez
     ---------------------------
Title: Corp. Secretary
      --------------------------




                                        SUNTRUST BANK, TAMPA BAY, as
                                        Bondholder
(SEAL)

                                        By: /s/ Frank A. Cog
                                           -------------------------------------
                                        Name: FRANK A. COG
                                             -----------------------------------
                                                 Authorized Officer








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